UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 25, 2015

PEERLOGIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191175	46-4824543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 7th Ave., 17th Floor, New York, New York 10018	02840
(Address of principal executive offices)	(Zip Code)

(914) 550-9993

(Registrant’s telephone number, including area code)

_____________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

PeerLogix, Inc. (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the information contained in a PowerPoint presentation and corporate brochure to be used by the Company at various meetings with investors and to be posted on the Company’s website. This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later company filing or other means. A copy of the PowerPoint presentation is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. A copy of the corporate brochure is furnished herewith as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes forward-looking statements, as defined by the Securities and Exchange Commission (the “SEC”).  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from those predicted or implied.  These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Form 8-K or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this Form 8-K do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.  Information about the factors that could affect future performance can be found in our recent SEC filings.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	PowerPoint slides of PeerLogix, Inc.
99.2	Corporate brochure of PeerLogix, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLOGIX, INC.

Date: September 25, 2015	By: /s/ William Gorfein
Name: William Gorfein
Title: Chief Executive Officer

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